Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of EnerNOC, Inc. (the “Company”), for the quarter ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Timothy G. Healy, Chief Executive Officer of the Company and William G. Sorenson, Chief Financial Officer of the Company, do hereby certify, to such officer’s knowledge, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2017

By:	/s/ Timothy G. Healy
Timothy G. Healy
Chief Executive Officer

By:	/s/ William G. Sorenson
William G. Sorenson
Chief Financial Officer (principal financial officer)